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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 21, 2007

                            WHOLE FOODS MARKET, INC.
             (Exact name of registrant as specified in its charter)

          Texas                   0-19797                  74-1989366
        (State of               (Commission             (IRS employment
      incorporation)            File Number)          identification no.)

                                550 Bowie Street
                               Austin, Texas 78703
                    (Address of principal executive offices)

               Registrant's telephone number, including area code
                                  512-477-4455

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting materials pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01. OTHER EVENTS.

8.01   Other Events

Whole Foods Market issued a press release on March 21, 2007 stating that it has extended the expiration date for its tender offer to purchase outstanding common stock of Wild Oats Markets, Inc. The new expiration time is 5:00 p.m., New York City time, on Tuesday, April 24, 2007. A copy of the press release is set forth as Exhibit 99.1 to this report on Form 8-K.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 WHOLE FOODS MARKET, INC.


Date: March 21, 2007                             By: /s/ Glenda Chamberlain
                                                     ---------------------------
                                                     Glenda Chamberlain,
                                                     Executive Vice President
                                                     and Chief Financial Officer

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